Exhibit 10.3
CNB BANCORP, INC. STOCK OPTION PLAN

1.  PURPOSE. The purpose of this CNB Bancorp, Inc. Stock Option Plan ("the Plan") is to provide a method whereby those key employees of CNB Bancorp, Inc. and its affiliates (collectively, "the Company"), who are primarily responsible for the management and growth of the Company's business and who are presently making and are expected to make substantial contributions to the Company's future management and growth, may be offered incentives in addition to those presently available, and may be stimulated by increased personal involvement in the success of the Company to continue in its service, thereby advancing the interests of the Company and its shareholders. The word "affiliate," as used in the Plan, means any corporation in any unbroken chain of corporations beginning or ending with the Company, if at the time of the granting of an option, each corporation other than the last in that chain owns stock possessing fifty percent (50%)or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.  ADMINISTRATION. The following provisions shall govern the administration of the Plan:

(a)  Board or Committee Administration. The Plan shall be administered by the Board of Directors which may delegate its administrative powers and authority under the Plan to the Compensation Committee of the Company's Board of Directors (the "Compensation Committee"). (References in this Plan to the "Committee" shall be deemed to refer to the Compensation Committee or the Board of Directors, as the case may be.) The Board of Directors may from time to time remove members from or add members to the Compensation Committee. Vacancies on the Compensation Committee, however caused, shall be filled by the Board of Directors. The Board of Directors may designate a Chairman and Vice-Chairman of the Compensation Committee from among the committee members. Acts of the Compensation Committee (i) at a meeting, held at a time and place and in accordance with rules adopted by the committee at which a quorum of the committee is present and acting, or (ii) reduced to and approved in writing by all members of the committee, shall be the valid acts of the committee.

(b)  Special Rule for Officers. The grant of options to employees who are officers of the Company may be made by and all discretion with respect to the material terms of the options may be exercised by either (i) the Board of Directors, or (ii) the Compensation Committee composed solely of two or more nonemployee directors having full authority to act in the matter.

(c)  Committee Powers. The Committee shall effect the grant of options under the Plan by execution of instruments in writing in a form approved by the Committee. Subject to the express terms and conditions of the Plan, the Committee shall have full power to construe the Plan and the terms of any option granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or options and to make all other determinations necessary or advisable for the Plan's administration, including, without limitation, the power to:

(i)  determine which persons meet the requirements of Section 3 hereof for selection as participants in the Plan;

(ii)  determine to whom of the eligible persons, if any, options shall be granted under the Plan;

(iii)  establish the terms and conditions required or permitted to be included in every option agreement or any amendments thereto, including whether options to be granted thereunder shall be "incentive stock options," as defined in section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options not described in sections 422 or 423 of the Code;

(iv)  specify the number of shares to be covered by each option;

(v)  determine the fair market value of shares of the Company's common stock for any purpose under the Plan;

(vi)  take appropriate action to amend any option hereunder, provided that no such action may be taken without the written consent of the affected optionee;

(vii)  cancel outstanding options and issue replacement options therefor with the consent of the affected optionee; and

(viii)  make all other determinations deemed necessary or advisable for administering the Plan.

The Committee's determination on the foregoing matters shall be conclusive.

3.  ELIGIBILITY. The persons who shall be eligible to receive the discretionary grant of options under the Plan shall be those key employees and officers of the Company selected for participation by the Committee ("Eligible Persons"). Notwithstanding any other provision of the Plan, no Eligible Person shall be granted options to purchase more than an aggregate of 100,000 shares of the Company's common stock under the Plan, as adjusted pursuant to Section 8.

4.  THE SHARES. The shares of stock subject to options authorized to be granted under the Plan shall consist of 160,000 shares of the Company's Common Stock (the "Shares"), or the number and kind of shares of stock or other securities which shall be substituted for the Shares or to which the Shares shall be adjusted as provided in Section 8 hereof. Upon the expiration or termination for any reason of an outstanding option under the Plan which has not been exercised in full, all unissued Shares thereunder shall again become available for the grant of options under the Plan. Shares of the Company's common stock which are (i) delivered by an optionee in payment of the exercise price of an option, or (ii) delivered by an optionee, or withheld by the Company from the shares otherwise due upon exercise of an option, in satisfaction of applicable withholding taxes, shall again become available for the grant of options under the Plan.

5.  INCENTIVE STOCK OPTION TERMS AND CONDITIONS. Options granted to employees under the terms and conditions of this Section 5 are intended to be incentive stock options (ISOS) under section 422 of the Code. Each incentive stock option granted under the Plan shall be authorized by action of the Committee and shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions:

(a)  Exercise Price. The exercise price of each incentive stock option shall be one hundred percent (100%) of the fair market value of a Share of common stock of the Company on the date the option is granted; provided, however, that the exercise price of an incentive stock option granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, as determined under the stock ownership rules specified in Subsection 5(c), shall be one hundred ten percent (110%) of the fair market value of a Share of common stock of the Company on the date the option is granted.

(b)  Duration of Options. No incentive stock option shall be exercisable after the expiration of ten (10) years from the date on which that option is granted; provided, however, that no incentive stock option granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, as determined under the stock ownership rules specified in Subsection 5(c), shall be exercisable after the expiration of five (5) years from the date on which that option is granted.

(c)  Determination of Stock Ownership. For purposes of determining in Subsections 5(a) and 5(b) whether an employee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, an employee shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. Stock with respect to which the employee holds an option shall not be counted.

(d)  Right to Exercise. Each incentive stock option shall become exercisable and vest according to the terms and conditions established by the Committee and reflected in the written agreement evidencing the option, provided, however, that no option shall vest at a rate of less than twenty-five percent (25%) per year during the four (4) year period following the date of grant of the option. Notwithstanding the preceding sentence, all options shall become immediately exercisable in the event of (1) the employee's attainment of age 65, (2) the closing of the sale of all or substantially all of the assets of the Company, (3) the merger or consolidation of the Company into or with another corporation in a transaction where the Company is not the surviving corporation, (4) if any person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or its affiliate is or becomes the beneficial owner of 25% or more of the common stock of the Company, or (5) if, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company (each an "Incumbent Board Member") cease for any reason to constitute at least a majority thereof, provided, however, that any person becoming a director of the Company after the beginning of such period whose election is approved by a vote of at least three-quarters of the Incumbent Board Members shall be considered to be an incumbent Board Member. In addition, the Board of Directors shall have the authority to accelerate the exercisability of any options granted to an employee. Each incentive stock option shall be subject to termination before its date of expiration as provided in Subsection 5(e).

(e)  Terminations of Options. If an optionee ceases to be an employee of the Company, his or her rights to exercise an incentive stock option then held shall be only as follows:

DEATH: If an optionee dies while he or she is employed by the Company, the optionee's estate shall have the right for a period of twelve (12) months after the date of death to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

DISABILITY: If an optionee's employment with the Company ends because the optionee becomes disabled, the optionee or his or her qualified representative (in the event of the optionee's mental disability) shall have the right for a period of twelve (12) months after the date on which the optionee's employment ends to exercise the option to the extent the optionee was entitled to exercise -the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

RESIGNATION: If an optionee voluntarily resigns from the Company, the optionee shall have the right for a period of three (3) months after the date of resignation to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

TERMINATION FOR REASONS OTHER THAN CAUSE: If an optionee's employment is terminated by the Company for reasons other than "Cause," the optionee shall have the right for a period of three (3) months after the date of termination to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. Notwithstanding the above, an employee shall have five (5) years from the date of his/her retirement from the Company to exercise incentive stock options, provided, however, that at the expiration of the three (3) month period following retirement, such option shall no longer be treated as incentive stock options, but shall be treated as non-qualified stock options pursuant to Section 6 below.

For the purpose of this clause, "Cause" shall mean that: the optionee is determined by the Committee to have committed an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage, or injury to the Company, or because the optionee has made any unauthorized disclosure of any of the secrets or confidential information of the Company, has induced any client or customer of the Company to break any contract with the Company, has induced any principal for whom the Company acts as agent to terminate the agency relationship, or has engaged in any conduct that constitutes unfair competition with the Company.

OTHER REASONS: If an optionee's employment with the Company ends for any reason not mentioned above in this Subsection 5(e), all rights of the optionee in an incentive stock option, to the extent that it has not been exercised, shall terminate on the date the optionee's employment ends.

(f)  Notice of Sale. If an optionee sells or otherwise disposes of any Shares acquired upon exercise of an incentive stock option, and the sale or disposition occurs within two (2) years after the grant of the option or within one (1) year after the exercise of the option, the optionee shall give the Company notice of the sale or disposition within fifteen (15) days thereafter.

(g)  Limit on Exercise of Incentive Stock Options.  To the extent that the aggregate fair market value (determined as of the time the option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds One Hundred Thousand Dollars ($100,000), the options shall be treated as options that are not incentive stock options.

6.  NONQUALIFIED STOCK OPTION TERMS AND CONDITIONS. The options granted under the terms and conditions of this Section 6 are nonqualified stock options and are not intended to qualify as either a qualified stock option or an incentive stock option as those tenons are defined by applicable provisions of the Code. Each nonqualified stock option granted under the Plan shall be authorized by action of the Committee and shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions:

(a)  Exercise Price. The exercise price of each nonqualified stock option shall not be less than one hundred percent (100%) of the fair market value of a Share of the Company on the date the option is granted.

(b)  Duration of Options. Each nonqualified stock option shall be for a term determined by the Committee; provided, however, that the term of any option may not exceed ten (10) years.

(c)  Right to Exercise. Each nonqualified stock option shall become exercisable and vest according to the terms and conditions established by the Committee and reflected in the written agreement evidencing the option, provided, however, that no option shall vest at a rate of less than fifty percent (50%) per year during the two (2) year period following the date of grant of the option. Notwithstanding the preceding sentence, all options shall become immediately exercisable in the event of (1) the employee's attainment of age 65, (2) the closing of the sale of all or substantially all of the assets of the Company, (3) the merger or consolidation of the Company into or with another corporation in a transaction where the Company is not the surviving corporation, (4) if any person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or its affiliate is or becomes the beneficial owner of 25% or more of the common stock of the Company, or (5) if, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company (each an "Incumbent Board Member") cease for any reason to constitute at least a majority thereof, provided, however, that any person becoming a director of the Company after the beginning of such period whose election is approved by a vote of at least three-quarters of the Incumbent Board Members shall be considered to be an incumbent Board Member. In addition, the Board of Directors shall have the authority to accelerate the exercisability of any options granted to an employee. Each nonqualified stock option shall be subject to termination before its date of expiration as provided in Subsection 6(d).

(d)  Terminations of Options. If an optionee ceases to be an employee of the Company, his or her rights to exercise a nonqualified stock option then held shall be only as follows:

DEATH: If an optionee dies while he or she is employed by the Company, the optionee's estate shall have the right for a period of twelve (12) months after the date of death to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

DISABILITY: If an optionee's employment with the Company ends because the optionee becomes disabled, the optionee or his or her qualified representative (in the event of the optionee's mental disability) shall have the right for a period of twelve (12) months after the date on which the optionee's employment ends to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

RESIGNATION: If an optionee voluntarily resigns from the Company, the optionee shall have the right for a period of three (3) months after the date of resignation to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

TERMINATION FOR REASONS OTHER THAN CAUSE: If an optionee's employment is terminated by the Company for reasons other than "Cause," the optionee shall have the right for a period of three (3) months after the date of termination to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. Notwithstanding the above, an employee shall have five (5) years from the date of his/her retirement from the Company to exercise non-qualified options.

For the purpose of this clause, "Cause" shall mean that: the optionee is determined by the Committee to have committed an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage, or injury to the Company, or because the optionee has made any unauthorized disclosure of any of the secrets or confidential information of the Company, has induced any client or customer of the Company to break any contract with the Company, has induced any principal for whom the Company acts as agent to terminate the agency relationship, or has engaged in any conduct that constitutes unfair competition with the Company.

OTHER REASONS: If an optionee's employment with the Company ends for any reason not mentioned above in this Subsection 6(d), all rights of the optionee in a nonqualified stock option, to the extent that it has not been exercised, shall terminate on the date the optionee's employment ends.

7.  ADDITIONAL TERMS AND CONDITIONS OF ALL OPTIONS. The following terms and conditions shall apply to all options granted pursuant to the Plan:

(a)  Exercise of Options. To the extent the right to purchase Shares has vested under an optionee's stock option agreement, options may be exercised from time to time by:

(1)
delivering payment therefor in cash, certified check, official bank check, or the equivalent thereof acceptable to the Company, together with written notice to the Company at the address specified in the written agreement evidencing the option. The written notice must identify the option or part thereof being exercised and specify the number of Shares for which payment is being tendered.

(2)
the delivery and surrender of Shares which (i) have been owned by the optionee for at least twelve (12) months or for such other period as the Committee may require; and (ii) have an aggregate fair market value on the date of surrender equal to the exercise price.

(3)
delivering to the Company (i) an exercise notice instructing the Company to deliver the certificates for the Shares purchased to a designated brokerage firm; and (ii) a copy of irrevocable instructions delivered to the brokerage firm to sell the Shares acquired upon exercise of the option and to deliver to the Company from the sale proceeds sufficient cash to pay the exercise price and applicable withholding taxes arising as a result of the exercise.

The Company shall deliver to the optionee, without transfer or issue tax to the optionee (or other person entitled to exercise the option), at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for the Shares acquired under the option dated the date the option was validly exercised; provided, however, that the time of delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law.

(b)  Transferability of Options and Shares. Each option shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee, or in the event of disability, the optionee's qualified representative. In addition, in order for Shares acquired upon exercise of incentive stock options to receive the tax treatment afforded such Shares, the-Shares may not be disposed of within two years from the date of the option grant nor within one year after the date of transfer of such Shares to the optionee.

(c)  Withholding. The Company shall have the right to condition the issuance of Shares upon exercise of an option upon payment by the optionee of any applicable taxes required to be withheld under federal, state or local tax laws or regulations in connection with the exercise. To the extent permitted in an optionee's stock option agreement, an optionee may elect to pay such tax by (i) requesting the Company to withhold a sufficient number of Shares from the total number of Shares issuable upon exercise of the option or (ii) delivering a sufficient number of Shares which have been held by the optionee for at least twelve (12) months to the Company. This election is subject to approval or disapproval by the Committee. The value of Shares withheld or delivered shall be the fair market value of the Shares on the date the exercise becomes taxable as determined by the Committee.

(d)  Fair Market Value of Shares. For any purposes under the Plan, fair market value per Share shall mean, where there is a public market for the Shares, the mean of the bid and asked prices (or the closing price if listed on a stock exchange or the NASDAQ National Market) of the Shares for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ Stock Market or the National Quotation Bureau). If this fair market value information is not available for the date of grant, then such information for the last preceding date for which it is available shall be considered as the fair market value.

(e)  Other Terms and Conditions. Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate. No option, however, nor anything contained in the Plan, shall confer upon any optionee any right to continue in the employ or in the status as a director of the Company, nor limit in any way the right of the Company to terminate an optionee's employment at any time.

8.  ADJUSTMENT OF, AND CHANGES IN, THE SHARES.

(a)  Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding option, and the number of Shares which have been authorized for issuance under the Plan but as to which no options have yet been granted, as well as the price per Share covered by each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend,  recapitalization, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

(b)  Dissolution, Liquidation, Sale, or Merger. In the event of a proposed dissolution or liquidation of the Company, options outstanding under the Plan shall terminate immediately before the consummation of such proposed action. The Committee will, in such circumstances, provide written notice to the optionees of the expected dates of termination of outstanding options and consummation of the proposed dissolution or liquidation.

In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation in a transaction in which the Company is not the surviving corporation, outstanding options may be assumed or equivalent options may be substituted by the successor corporation (or a parent or subsidiary of the successor corporation), unless the successor corporation does not agree to assume the options or to substitute equivalent options. If outstanding options are not assumed or substituted by equivalent options, the Committee shall have the power to cause the termination of all outstanding options (subject to the actual consummation of the sale or merger) and the Company shall provide written notice to the optionees of the expected dates of termination of the options and consummation of the transaction. If the transaction is not consummated, unexercised options shall continue in accordance with their original terms.

(c)  Notice of Adjustments, Fractional Shares. To the extent the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No right to purchase fractional shares shall result from any adjustment in options pursuant to this Section 8. In case of any such adjustment, the shares subject to the option shall be rounded up to the nearest whole share. Notice of any adjustment shall be given by the Company to each holder of an option which was in fact so adjusted and the adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance, except as provided in this Section 8.

Any issue by the Company of shares of stock of any class, or securities convertible into shares of any class, shall not affect the number or price of Shares subject to the option, and no adjustment by reason thereof shall be made. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

9. AMENDMENT AND TERMINATION OF THE PLAN. The Board shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board shall not, without the approval of the shareholders of the Company, amend the Plan in a manner that requires shareholder approval for continued compliance with section 422 of the Code, any successor rules, or other regulatory authority. Except as provided in Section 8, no termination, modification or amendment of the Plan may, without the consent of optionees to whom options were previously granted under the Plan, adversely effect the rights of those optionees. Any consent required by the preceding sentence may be obtained in any manner deemed appropriate by the Committee.

The Plan, unless sooner terminated, shall terminate on ten (10) years from the date the Plan was originally adopted by the Board. An option may not be granted under the Plan after the Plan is terminated.

10. EFFECTIVENESS OF THE PLAN. The Plan will become effective upon approval by the Company's shareholders within twelve months of the date the Plan is adopted by the Company's Board of Directors.

11. INFORMATION TO OPTIONEES. The Company shall provide to each optionee during the period for which he or she has one or more outstanding options, copies of all annual reports and all other information which is provided to shareholders of the Company. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure their access to equivalent information.

12. PRIVILEGES OF STOCK OWNERSHIP, SECURITIES LAW COMPLIANCE. No optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to the optionee. The exercise of any option under the Plan shall be conditioned upon the registration of the Shares with the SEC and qualification of the options and underlying Shares under applicable state securities laws, unless in the opinion of counsel to the Company registration or qualification is not necessary. The Company shall diligently endeavor to comply with all applicable securities laws before any options are granted under the Plan and before any Shares are issued pursuant to the exercise of such options.

13. INDEMNIFICATION. To the extent permitted by applicable law in effect from time to time, no member of the Board or the Committee shall be liable for any action or omission of any other member of the Board or Committee nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee arising with respect to the Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding; provided the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This section does not apply to any action instituted or maintained in the right of the Company by a shareholder or holder of a voting trust certificate representing shares of the Company. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used in this section shall include the estate, executor, administrator, heirs, legatees or devisees of such person.